UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05445

Name of Registrant:	Vanguard Fenway Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021—September 30, 2022

Item 1:	Reports to Shareholders

Annual Report   |   September 30, 2022
Vanguard Equity Income Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging period for financial markets. Vanguard Equity Income Fund returned −4.67% for Investor Shares and −4.58% for Admiral Shares. The fund outpaced its benchmark, which returned −5.30%.
•	Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check and increased fears of a recession.
•	The fund’s two advisors focus on investing in large-capitalization value companies with higher yields, and they emphasize dividends. That focus helped the fund’s relative performance during the period, as value stocks generally outperformed their growth counterparts.
•	From a sector perspective, the greatest positive contribution came from consumer discretionary and financials. Energy and health care were the biggest detractors.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%

Advisors’ Report
For the fiscal year ended September 30, 2022, Vanguard Equity Income Fund returned −4.67% for Investor Shares and −4.58% for Admiral Shares. While performance was negative, the fund outpaced its benchmark, which returned −5.30%. Your fund is managed by Wellington Management Company llp and Vanguard Quantitative Equity Group. The use of two investment advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table on page 7 presents the percentage and amount of the fund’s assets that each advisor manages, as well as brief descriptions of their investment strategies. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 18, 2022.
Wellington Management Company llp
Portfolio Manager:
Matthew C. Hand, CFA
Managing Director
U.S. equities fell over the year ended September 30, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions.
However, the rapid spread of the Omicron variant led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, high demand for goods and services, and heightening scrutiny of the U.S. Federal Reserve amid anxiety about a potential policy mistake.
Equity markets fell sharply in the second quarter of 2022, when rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001.
Equity market weakness persisted through the end of the period. Risk sentiment deteriorated on fears that aggressive interest rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated until clear evidence shows that price pressures are abating.

During the fiscal year, sector allocation, a result of our bottom-up stock selection process, contributed most to relative outperformance in our portion of the fund. Our overweight to health care and underweight to communication services drove returns, while our overweight to real estate and underweight to energy detracted. Security selection also added to relative results in financials, consumer discretionary, and industrials. This was partially offset by negative selection in health care, information technology, and energy.
From an individual stock perspective, the largest contributors to relative performance were U.S.-based exploration and production companies Pioneer Natural Resources and ConocoPhillips and not holding Intel, a U.S.-based semiconductor chip manufacturer. The largest detractors were not holding benchmark constituents ExxonMobil and Chevron, both U.S.-based globally integrated oil and gas companies, and not holding AbbVie, a U.S.-based pharmaceuticals company.
At the end of the period, our portion of the fund was most overweight in health care, information technology, and real estate. Financials, communication services, and consumer staples were our largest underweights.
Notable purchases during the year included EOG Resources, Atmos Energy, and Coterra Energy. EOG Resources is a U.S.-based exploration and production company. The stock discounted a lower energy price while offering more diversification of its resource base and solid execution around cost inflation by management. We also favored EOG’s opportunistic, more cross-cycle and balanced capital returns profile.
Atmos Energy is a fully integrated gas utility company. Its stock traded at a reasonable valuation despite our view of the company as higher quality, evidenced by its low leverage and strong outlook for asset base growth. We see this quality as sustainable because of the firm’s focus on maintenance, reliability, and emissions reduction. We also regard its 2.4% yield as sustainable, with a below-peer payout ratio.
Coterra Energy is a U.S.-based diversified energy company created from a strategic merger between Cabot Oil & Gas and Cimarex Energy. We favored the 50/50 balance of its oil and gas businesses and the more defensive “all-weather” profile it provides, even in more challenged markets. In addition, both of the merged companies have a good cost structure, strong balance sheets, and attractive reserves life. In terms of valuation, Coterra’s stock was trading more cheaply than its peers and the stated dividend policy made its capital return profile attractive.
Significant eliminations included Bank of America, Progressive, and Lockheed Martin. We eliminated our position in Bank of America to fund other financials with more compelling risk/reward profiles, such as M&T Bank and JPMorgan Chase. Shares of Progressive and Lockheed Martin both rallied notably during the period. We saw more balanced trade-offs at these higher levels and redeployed the sales proceeds elsewhere.
As always, we remain focused on finding investment opportunities in quality dividend-paying companies with attractive total-return potential at discounted valuations.
Vanguard Quantitative Equity Group
Portfolio Manager
Sharon Hill, Ph.D., head of the Alpha Equity Global and Income Investment team within Vanguard’s Quantitative Equity Group
The 12 months ended September 30, 2022, were a challenging period for financial markets.  Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check and increased fears of a recession.
The Russell 3000 Index, the benchmark for the entire U.S. stock market, returned −17.63% for the fiscal year. Although still in negative territory, dividend-paying stocks fared much better than the broader market.
Although it’s important to understand how overall performance is affected by macro factors, our approach to investing focuses on stock-specific fundamentals. During the year, we further customized our stock-selection model, transitioning from our previous six-characteristic approach to a model with four main themes to increase our emphasis on dividends and cash flow.
Our four themes, or “sub-models,” are (1) sustainable dividend growth—a record of increasing dividends over the long- and medium-term, coupled with reasonable payout ratios and healthy cash flow growth; (2) sentiment—indications from market participants that there may be good future prospects, such as low or declining levels of short interest or optimism throughout the supply chain; (3) quality—indicators of a healthy balance sheet and stable fundamentals; and (4) valuation—a diversified basket of long-, medium-, and near-term valuation metrics that can draw finer distinctions within the stocks in our benchmark, which tend to embody value characteristics because of the focus on high dividend yield.
Using these four themes, we generate a daily composite stock ranking, just as we did when we used six themes. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry exposures and other risks relative to our benchmark).

The sentiment component of the model performed best over the year, whereas valuation performed the worst. Our strongest sector results were in materials, consumer discretionary, and consumer staples, primarily due to stock selection. The largest sector detractors were in financials, industrials, and health care.
At the stock level, top contributors included overweight positions in consumer discretionary stock H&R Block, energy firm EOG Resources, and financial company Unum Group. Detractors included underweight positions in energy stocks ConocoPhillips and ExxonMobil—particularly as energy stocks performed very well during the year—and an overweight to consumer financial firm Ally Financial.
Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	64	30,481	A fundamental approach to seeking desirable stocks. Our selections typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.
Vanguard Quantitative Equity Group	34	16,385	Employs a quantitative fundamental management approach, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
Cash Investments	2	995	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Equity Income Fund
Investor Shares	$1,000.00	$867.40	$1.31
Admiral™ Shares	1,000.00	868.00	0.89
Based on Hypothetical 5% Yearly Return
Equity Income Fund
Investor Shares	$1,000.00	$1,023.67	$1.42
Admiral Shares	1,000.00	1,024.12	0.96
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.19% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Equity Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Income Fund Investor Shares	-4.67%	7.32%	10.26%	$26,552
FTSE High Dividend Yield Index	-5.30	6.56	9.97	25,874
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.05	8.48	11.28	29,120

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Equity Income Fund Admiral Shares	-4.58%	7.42%	10.36%	$134,006
FTSE High Dividend Yield Index	-5.30	6.56	9.97	129,371
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.05	8.48	11.28	145,598
See Financial Highlights for dividend and capital gains information.

Equity Income Fund
Fund Allocation
As of September 30, 2022
Communication Services	2.3%
Consumer Discretionary	6.3
Consumer Staples	12.7
Energy	9.5
Financials	18.0
Health Care	18.8
Industrials	9.1
Information Technology	9.6
Materials	4.0
Real Estate	1.2
Utilities	8.5
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Income Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (97.1%)
Communication Services (2.3%)
Comcast Corp. Class A	23,449,815	687,783
Verizon Communications Inc.	6,393,626	242,766
AT&T Inc.	4,186,547	64,222
Interpublic Group of Cos. Inc.	2,230,706	57,106
Omnicom Group Inc.	455,653	28,747
		1,080,624
Consumer Discretionary (6.2%)
Home Depot Inc.	3,204,459	884,238
TJX Cos. Inc.	7,827,160	486,223
Lowe's Cos. Inc.	2,122,255	398,581
Lennar Corp. Class A	4,296,981	320,340
Starbucks Corp.	2,483,915	209,295
McDonald's Corp.	887,079	204,685
Target Corp.	1,006,705	149,385
Best Buy Co. Inc.	1,476,623	93,529
H&R Block Inc.	1,983,358	84,372
Whirlpool Corp.	309,289	41,695
Advance Auto Parts Inc.	266,019	41,589
Genuine Parts Co.	221,931	33,139
		2,947,071
Consumer Staples (12.3%)
Procter & Gamble Co.	6,677,519	843,037
Philip Morris International Inc.	7,888,099	654,791
Mondelez International Inc. Class A	11,830,956	648,691
Unilever plc ADR	13,321,083	583,996
Archer-Daniels-Midland Co.	6,857,451	551,682
PepsiCo Inc.	3,009,897	491,396
Kellogg Co.	5,125,857	357,067
Walmart Inc.	2,544,552	330,028
Keurig Dr Pepper Inc.	8,545,303	306,093
Kimberly-Clark Corp.	2,503,625	281,758
Coca-Cola Co.	3,468,086	194,282
Altria Group Inc.	4,376,955	176,742
Hershey Co.	648,843	143,050
Kroger Co.	2,764,459	120,945
Tyson Foods Inc. Class A	1,553,056	102,393
Colgate-Palmolive Co.	1,063,821	74,734
Coca-Cola Europacific Partners plc	590,332	25,160
Medifast Inc.	129,514	14,034
		Shares	Market Value• ($000)
	Nu Skin Enterprises Inc. Class A	372,121	12,418
			5,912,297
Energy (9.2%)
	ConocoPhillips	10,350,252	1,059,245
	EOG Resources Inc.	6,913,728	772,471
	Coterra Energy Inc.	20,339,914	531,279
	Exxon Mobil Corp.	4,478,183	390,990
	Chevron Corp.	2,324,273	333,928
	Phillips 66	4,013,832	323,997
[1]	TC Energy Corp.	7,630,740	307,362
	Pioneer Natural Resources Co.	1,292,094	279,777
	Marathon Petroleum Corp.	1,621,776	161,091
	Diamondback Energy Inc.	877,134	105,660
	Valero Energy Corp.	659,759	70,495
	Targa Resources Corp.	609,381	36,770
	APA Corp.	972,830	33,261
	Halliburton Co.	871,300	21,451
			4,427,777
Financials (17.4%)
	JPMorgan Chase & Co.	13,829,832	1,445,217
	Morgan Stanley	11,718,854	925,907
	MetLife Inc.	12,827,164	779,635
	Chubb Ltd.	3,340,294	607,533
	M&T Bank Corp.	2,927,431	516,165
	Blackstone Inc.	4,693,217	392,822
	Bank of America Corp.	11,781,594	355,804
	Royal Bank of Canada	3,852,301	346,842
	Truist Financial Corp.	7,803,037	339,744
	PNC Financial Services Group Inc.	2,074,353	309,950
	Raymond James Financial Inc.	3,094,996	305,847
	Wells Fargo & Co.	7,009,670	281,929
	Citigroup Inc.	4,383,587	182,664
	Aflac Inc.	2,321,185	130,451
	Ameriprise Financial Inc.	471,536	118,803
	Allstate Corp.	941,412	117,234
	Discover Financial Services	1,088,494	98,966
	Synchrony Financial	3,255,317	91,767
	Ally Financial Inc.	3,119,116	86,805
	Jefferies Financial Group Inc.	2,931,818	86,489

Equity Income Fund
	Shares	Market Value• ($000)
Hartford Financial Services Group Inc.	1,396,066	86,472
Fidelity National Financial Inc.	2,319,935	83,982
Zions Bancorp NA	1,336,276	67,963
Goldman Sachs Group Inc.	230,918	67,670
Unum Group	1,734,061	67,282
OneMain Holdings Inc.	1,591,260	46,974
MGIC Investment Corp.	3,547,370	45,477
US Bancorp	959,065	38,669
Fifth Third Bancorp	1,180,122	37,717
Comerica Inc.	497,541	35,375
SLM Corp.	2,508,274	35,091
First American Financial Corp.	676,639	31,193
BlackRock Inc.	53,378	29,373
Travelers Cos. Inc.	171,701	26,305
Bank of New York Mellon Corp.	682,104	26,275
PacWest Bancorp	1,130,623	25,552
Radian Group Inc.	1,017,476	19,627
Popular Inc.	233,385	16,818
Jackson Financial Inc. Class A	570,294	15,826
Assurant Inc.	46,159	6,705
State Street Corp.	107,263	6,523
		8,337,443
Health Care (18.3%)
Johnson & Johnson	10,129,845	1,654,811
Pfizer Inc.	31,573,944	1,381,676
Merck & Co. Inc.	14,279,575	1,229,757
Eli Lilly & Co.	3,480,470	1,125,410
UnitedHealth Group Inc.	826,794	417,564
AstraZeneca plc ADR	6,618,375	362,952
Roche Holding AG	1,072,640	349,179
Medtronic plc	4,068,466	328,529
Elevance Health Inc.	701,296	318,557
Becton Dickinson and Co.	1,311,689	292,284
AbbVie Inc.	2,101,704	282,070
Baxter International Inc.	4,370,213	235,380
CVS Health Corp.	2,312,795	220,571
Amgen Inc.	971,415	218,957
Gilead Sciences Inc.	3,095,169	190,941
Bristol-Myers Squibb Co.	1,549,239	110,135
Viatris Inc.	3,835,127	32,675
		8,751,448
Industrials (8.8%)
General Dynamics Corp.	2,946,156	625,086
Johnson Controls International plc	10,365,584	510,194
Eaton Corp. plc	3,213,497	428,552
L3Harris Technologies Inc.	1,683,318	349,844
Honeywell International Inc.	2,088,812	348,769
Raytheon Technologies Corp.	4,238,604	346,972
Siemens AG (Registered)	3,312,255	323,749
Canadian National Railway Co.	2,803,705	302,789
United Parcel Service Inc. Class B	968,201	156,403
		Shares	Market Value• ($000)
	Lockheed Martin Corp.	357,496	138,097
	Emerson Electric Co.	1,752,639	128,328
	Cummins Inc.	597,854	121,669
	Caterpillar Inc.	640,170	105,039
	Waste Management Inc.	653,902	104,762
	Triton International Ltd.	1,135,524	62,147
	ManpowerGroup Inc.	777,180	50,276
	nVent Electric plc	958,138	30,287
	Nielsen Holdings plc	880,964	24,420
	Snap-on Inc.	100,175	20,170
	3M Co.	151,386	16,728
	PACCAR Inc.	158,163	13,237
			4,207,518
Information Technology (9.3%)
	Cisco Systems Inc.	19,977,476	799,099
	QUALCOMM Inc.	4,874,638	550,737
	Broadcom Inc.	1,104,897	490,585
	Analog Devices Inc.	3,332,575	464,361
	Texas Instruments Inc.	2,726,052	421,938
	Corning Inc.	11,472,378	332,928
	TE Connectivity Ltd.	2,998,924	330,961
	NXP Semiconductors NV	1,983,529	292,590
	Fidelity National Information Services Inc.	3,840,577	290,232
	HP Inc.	4,640,361	115,638
	Automatic Data Processing Inc.	447,034	101,115
	Western Union Co.	5,719,757	77,217
	Intel Corp.	2,500,408	64,436
	International Business Machines Corp.	471,153	55,978
	KLA Corp.	134,535	40,714
	Seagate Technology Holdings plc	134,787	7,175
			4,435,704
Materials (3.9%)
	LyondellBasell Industries NV Class A	5,651,873	425,473
	PPG Industries Inc.	3,342,839	370,019
[1]	Rio Tinto plc ADR	5,753,910	316,810
	Celanese Corp. Class A	2,214,329	200,043
	Reliance Steel & Aluminum Co.	625,283	109,056
	CF Industries Holdings Inc.	980,902	94,412
	Steel Dynamics Inc.	1,267,292	89,914
	Dow Inc.	2,012,209	88,396
	Nucor Corp.	813,744	87,062
	Linde plc	322,341	86,900
	Olin Corp.	165,222	7,085
			1,875,170
Real Estate (1.1%)
	Crown Castle Inc.	1,917,048	277,109
	Welltower Inc.	4,089,421	263,032
			540,141
Utilities (8.3%)
	American Electric Power Co. Inc.	7,220,391	624,203
	Exelon Corp.	16,270,545	609,495
	Sempra Energy (XNYS)	3,356,109	503,215
	Duke Energy Corp.	5,189,580	482,735
	Atmos Energy Corp.	4,502,509	458,581
	NextEra Energy Inc.	5,742,302	450,254

Equity Income Fund
		Shares	Market Value• ($000)
	WEC Energy Group Inc.	1,272,958	113,841
	NRG Energy Inc.	2,715,160	103,909
	PPL Corp.	3,998,712	101,367
	Vistra Corp.	3,640,881	76,458
	AES Corp.	3,191,411	72,126
	UGI Corp.	2,090,344	67,581
	Portland General Electric Co.	1,159,728	50,402
	National Fuel Gas Co.	718,573	44,228
	IDACORP Inc.	405,354	40,134
	DTE Energy Co.	347,699	40,003
	Evergy Inc.	610,173	36,244
	Eversource Energy	362,076	28,227
	Edison International	429,100	24,278
	NiSource Inc.	638,127	16,074
	Southern Co.	125,443	8,530
			3,951,885
Total Common Stocks (Cost $40,264,117)			46,467,078
Temporary Cash Investments (3.7%)
Money Market Fund (3.1%)
[2,3]	Vanguard Market Liquidity Fund, 2.828%	14,728,844	1,472,442
		Face Amount ($000)
Repurchase Agreements (0.6%)
	Goldman, Sachs & Co. 2.980%, 10/3/22 (Dated 9/30/22, Repurchase Value $88,122,000, collateralized by Ginnie Mae 2.690%–3.500%, 6/15/48–5/15/57, with a value of $89,862,000)	88,100	88,100
	NatWest Markets plc 2.980%, 10/3/22 (Dated 9/30/22, Repurchase Value $112,728,000, collateralized by U.S. Treasury Note/Bond 2.750%–4.250%, 2/15/24–8/31/27, with a value of $114,954,000)	112,700	112,700
	Face Amount ($000)	Market Value• ($000)
Nomura International plc 2.970%, 10/3/22 (Dated 9/30/22, Repurchase Value $107,127,000, collateralized by Federal Home Loan Bank 0.000%, 3/31/23, Freddie Mac 0.000%, 7/15/32, and U.S. Treasury Note/Bond 0.250%–3.000%, 5/31/25–10/31/27, with a value of $109,266,000)	107,100	107,100
		307,900
Total Temporary Cash Investments (Cost $1,780,175)		1,780,342
Total Investments (100.8%) (Cost $42,044,292)		48,247,420
Other Assets and Liabilities—Net (-0.8%)		(386,215)
Net Assets (100%)		47,861,205
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $472,357,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $506,375,000 was received for securities on loan.
ADR—American Depositary Receipt.

Equity Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	5,790	1,042,634	(135,962)

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $40,572,017)	46,774,978
Affiliated Issuers (Cost $1,472,275)	1,472,442
Total Investments in Securities	48,247,420
Investment in Vanguard	1,918
Cash	10,695
Cash Collateral Pledged—Futures Contracts	56,959
Foreign Currency, at Value (Cost $1)	47
Receivables for Investment Securities Sold	229,228
Receivables for Accrued Income	94,057
Receivables for Capital Shares Issued	35,928
Total Assets	48,676,252
Liabilities
Payables for Investment Securities Purchased	255,486
Collateral for Securities on Loan	506,375
Payables to Investment Advisor	11,352
Payables for Capital Shares Redeemed	24,564
Payables to Vanguard	2,248
Variation Margin Payable—Futures Contracts	15,022
Total Liabilities	815,047
Net Assets	47,861,205
1 Includes $472,357 of securities on loan.
At September 30, 2022, net assets consisted of:

Paid-in Capital	39,042,425
Total Distributable Earnings (Loss)	8,818,780
Net Assets	47,861,205

Investor Shares—Net Assets
Applicable to 127,474,295 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,822,614
Net Asset Value Per Share—Investor Shares	$37.83

Admiral Shares—Net Assets
Applicable to 542,875,850 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	43,038,591
Net Asset Value Per Share—Admiral Shares	$79.28

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Dividends[1]	1,536,557
Interest[2]	11,144
Securities Lending—Net	370
Total Income	1,548,071
Expenses
Investment Advisory Fees—Note B
Basic Fee	41,134
Performance Adjustment	6,257
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,562
Management and Administrative—Admiral Shares	41,788
Marketing and Distribution—Investor Shares	406
Marketing and Distribution—Admiral Shares	2,359
Custodian Fees	261
Auditing Fees	31
Shareholders’ Reports—Investor Shares	68
Shareholders’ Reports—Admiral Shares	572
Trustees’ Fees and Expenses	19
Other Expenses	18
Total Expenses	102,475
Expenses Paid Indirectly	(55)
Net Expenses	102,420
Net Investment Income	1,445,651
Realized Net Gain (Loss)
Investment Securities Sold[2]	3,101,244
Futures Contracts	(73,100)
Foreign Currencies	(254)
Realized Net Gain (Loss)	3,027,890
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(6,773,012)
Futures Contracts	(104,129)
Foreign Currencies	(780)
Change in Unrealized Appreciation (Depreciation)	(6,877,921)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,404,380)
1	Dividends are net of foreign withholding taxes of $3,687,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,655,000, ($186,000), $16,000, and ($17,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,445,651	1,168,906
Realized Net Gain (Loss)	3,027,890	2,715,655
Change in Unrealized Appreciation (Depreciation)	(6,877,921)	7,103,797
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,404,380)	10,988,358
Distributions
Investor Shares	(417,573)	(138,888)
Admiral Shares	(3,618,297)	(1,066,361)
Total Distributions	(4,035,870)	(1,205,249)
Capital Share Transactions
Investor Shares	181,131	(398,046)
Admiral Shares	5,413,453	4,023,566
Net Increase (Decrease) from Capital Share Transactions	5,594,584	3,625,520
Total Increase (Decrease)	(845,666)	13,408,629
Net Assets
Beginning of Period	48,706,871	35,298,242
End of Period	47,861,205	48,706,871

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$42.95	$33.75	$36.51	$37.98	$35.64
Investment Operations
Net Investment Income[1]	1.159	1.041	1.000	1.002	.965
Net Realized and Unrealized Gain (Loss) on Investments	(2.848)	9.232	(2.067)	.972	2.764
Total from Investment Operations	(1.689)	10.273	(1.067)	1.974	3.729
Distributions
Dividends from Net Investment Income	(1.134)	(1.012)	(1.034)	(.997)	(.943)
Distributions from Realized Capital Gains	(2.297)	(.061)	(.659)	(2.447)	(.446)
Total Distributions	(3.431)	(1.073)	(1.693)	(3.444)	(1.389)
Net Asset Value, End of Period	$37.83	$42.95	$33.75	$36.51	$37.98
Total Return[2]	-4.67%	30.66%	-2.87%	6.43%	10.58%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,823	$5,285	$4,482	$5,478	$5,751
Ratio of Total Expenses to Average Net Assets[3]	0.28%[4]	0.28%	0.28%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.69%	2.56%	2.89%	2.84%	2.60%
Portfolio Turnover Rate	40%	29%	35%	32%	37%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and (0.00%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.28%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$90.01	$70.73	$76.52	$79.61	$74.69
Investment Operations
Net Investment Income[1]	2.516	2.262	2.159	2.167	2.099
Net Realized and Unrealized Gain (Loss) on Investments	(5.973)	19.342	(4.331)	2.028	5.806
Total from Investment Operations	(3.457)	21.604	(2.172)	4.195	7.905
Distributions
Dividends from Net Investment Income	(2.460)	(2.196)	(2.236)	(2.156)	(2.048)
Distributions from Realized Capital Gains	(4.813)	(.128)	(1.382)	(5.129)	(.937)
Total Distributions	(7.273)	(2.324)	(3.618)	(7.285)	(2.985)
Net Asset Value, End of Period	$79.28	$90.01	$70.73	$76.52	$79.61
Total Return[2]	-4.58%	30.77%	-2.77%	6.51%	10.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43,039	$43,422	$30,816	$30,972	$27,625
Ratio of Total Expenses to Average Net Assets[3]	0.19%[4]	0.19%	0.19%	0.18%	0.18%
Ratio of Net Investment Income to Average Net Assets	2.78%	2.64%	2.98%	2.93%	2.69%
Portfolio Turnover Rate	40%	29%	35%	32%	37%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and (0.00%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.19%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Notes to Financial Statements
Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that,

Equity Income Fund
in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any

Equity Income Fund
loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Equity Income Fund
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received and related professional fees incurred during the year, if any, are included in dividend income and other expenses, respectively. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,955,000 for the year ended September 30, 2022.
For the year ended September 30, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.08% of the fund’s average net assets, before a net increase of $6,257,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $1,918,000, representing less than 0.01% of the fund’s net assets and 0.77% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2022, these arrangements reduced the fund’s expenses by $55,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Equity Income Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	45,794,150	672,928	—	46,467,078
Temporary Cash Investments	1,472,442	307,900	—	1,780,342
Total	47,266,592	980,828	—	48,247,420
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	135,962	—	—	135,962
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	152,642
Total Distributable Earnings (Loss)	(152,642)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year

Equity Income Fund
losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	72,777
Undistributed Long-Term Gains	2,614,443
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(13,703)
Net Unrealized Gains (Losses)	6,145,224
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,723,789	1,141,227
Long-Term Capital Gains	2,312,081	64,022
Total	4,035,870	1,205,249
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	42,101,909
Gross Unrealized Appreciation	9,527,906
Gross Unrealized Depreciation	(3,382,395)
Net Unrealized Appreciation (Depreciation)	6,145,511
G.	During the year ended September 30, 2022, the fund purchased $22,385,780,000 of investment securities and sold $19,837,802,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2022, such purchases were $123,309,000 and sales were $281,262,000, resulting in net realized gain of $51,595,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Equity Income Fund
H.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	847,534	19,586	905,414	22,254
Issued in Lieu of Cash Distributions	385,775	9,104	127,115	3,134
Redeemed	(1,052,178)	(24,275)	(1,430,575)	(35,121)
Net Increase (Decrease)—Investor Shares	181,131	4,415	(398,046)	(9,733)
Admiral Shares
Issued	9,294,275	102,758	9,053,463	106,583
Issued in Lieu of Cash Distributions	3,190,190	35,953	918,531	10,777
Redeemed	(7,071,012)	(78,259)	(5,948,428)	(70,619)
Net Increase (Decrease)—Admiral Shares	5,413,453	60,452	4,023,566	46,741
I.	Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard Equity Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Equity Income Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
November 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 88.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,498,465,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $2,464,722,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $2,836,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q650 112022

Annual Report   |   September 30, 2022
Vanguard PRIMECAP Core Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging period for financial markets. Vanguard PRIMECAP Core Fund returned –15.92% for the period. Its benchmark, the MSCI US Prime Market 750 Index, returned –17.32%.
•	Early on, pent-up demand helped spur global growth and push down unemployment rates. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check and increased fears of a recession.
•	Small-, mid-, and large-capitalization stocks all posted negative returns for the 12-month period. Large-capitalization stocks held up better than mid- and small-caps, while value stocks outperformed growth.
•	Compared with the benchmark, the fund’s performance was helped most by stock selection in the health care sector, while stock selection in industrials, information technology, and consumer discretionary detracted from relative results.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%
1

Advisor’s Report
For the 12 months ended September 30, 2022, Vanguard PRIMECAP Core Fund returned –15.92%, ahead of the –17.32% total return of the fund’s benchmark, the MSCI US Prime Market 750 Index, as well as the –17.61% total return of the fund’s multi-capitalization core fund competitors. The fund’s performance was in line with the –15.47% return of the Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows. Relative to the S&P 500, the fund’s favorable sector allocation offset unfavorable stock selection during the period.
Investment environment
The fiscal year ended September 30, 2022, was characterized by an abrupt degradation in market conditions. The year started on the upswing, with a continuation of the COVID-19-era recovery—and this despite yet another bout of COVID, as the contagious Omicron variant peaked in mid-January. But in this case the prognosis was mostly good news: Omicron proved more disruptive than destructive, and ultimately COVID’s grip on society was loosened.
Geopolitical hostility and widespread inflation, however, soon supplanted COVID as primary concerns. Russia’s invasion of Ukraine devastated the region and continues to pose risks to Europe and the world. At home, savings-rich consumers, fattened by abundant government stimulus, increasingly returned to pre-COVID activities, forcing businesses into a hiring spree. By summertime, record-high job openings outnumbered job seekers 2 to 1, reflecting an unprecedented imbalance between labor demand and supply. Inflation thus broadened and worsened during the period. Price spikes in goods and commodities hemorrhaged into stickier categories like wages and services.
The Federal Reserve, chagrined by its earlier complacency as inflation ramped to runaway levels, executed a dramatic hawkish pivot, punctuated by an ongoing series of aggressive rate hikes. The real economy stalled somewhat; despite solid nominal economic growth and a tight labor market, real GDP declined during the first half of 2022. Yet the Fed resolved to further reduce economic activity, raising the prospects of a hard landing.
Equities unsurprisingly faltered amid this tumult, plummeting more than 25% from their January peak. Elevated inflation and rising interest rates weighed especially on high-valuation growth stocks in the S&P 500 Index; the communication services (–39%), consumer discretionary (–21%), and information technology (–20%) sectors lagged the market. Energy (+46%) fared best, boosted by higher oil prices. Defensive sectors also outperformed, including utilities (+6%), consumer staples (flat), and health care (–3%).
Outlook for U.S. equities
The S&P 500 Index’s valuation is now slightly below historical norms (15.2x forward P/E versus the 15.5x 20-year average). Likewise, the 10-year Treasury

2

yield jumped to nearly 4%, a decade-high rate and comparable to its longer-term historical norm. These metrics on a standalone basis perhaps warrant a neutral outlook.
But this ignores above-average macroeconomic risks, as the Fed’s explicit intention is to slow the economy. Forward earnings expectations are likely too high, even after abnormally large downward revisions to near-term estimates. Recent earnings reports have generally disappointed, with guidance reductions commonplace. Also, the stronger dollar has a direct negative impact on earnings given companies’ substantial foreign exposures; we observe limited evidence of the dollar’s mid-teen appreciation (versus year-ago levels, as measured by the U.S. Dollar Index) in next year’s earnings estimates. These concerns, among others, leave us somewhat cautious overall, even after the market’s swift recalibration.
Portfolio update
The portfolio maintained its substantial overweight positions in health care and industrials stocks; these sectors comprised 39% of average assets compared to their 22% combined weighting in the S&P 500. The portfolio was underweight information technology (24% of average assets versus 28% for the S&P 500), consumer discretionary (11% versus 12%), financials (10% versus 11%), communication services (6% versus 9%), energy (3% versus 4%), and materials (2% versus 3%). The fund maintained limited exposure to consumer staples, real estate, and utilities.
Sector allocation was modestly favorable during the period. The fund benefited from its overweight position in the health care sector, its underweight position in communication services, and a modest cash position. These tailwinds were partly offset by underweight positions in the three best-performing sectors, energy, utilities, and consumer staples.
Unfavorable stock selection detracted from relative results, with strength in health care more than offset by weakness in industrials and information technology. The fund’s largest position, Eli Lilly (+42%), logged another stellar year on the back of its new obesity drug, tirzepatide, while biotechnology heavyweights Amgen (+10%) and Biogen (-6%) also outperformed the market; animal health company Elanco (–61%) provided a partial offset. Within industrials, despite reopening momentum Southwest (–40%) underperformed as fuel costs spiked. German industrial automation company Siemens (–38%) also underperformed, with currency weakness compounding company-specific challenges. Within information technology, Adobe (–52%) and Intel (–50%) were cut in half during the period, adding to the headwind from the fund’s sizable underweight position in Apple (–2%).
As of September 30, 2022, the fund’s top 10 holdings comprised 32% of assets.
3

Advisor perspectives
We assess this year’s developments as a potential paradigm shift in the market. Notwithstanding an occasional glitch, the decade-plus since the Great Recession had been remarkably benign, with accommodative financial conditions, steady if modest global economic growth, and a relentless equity bull market. A pliant Federal Reserve, offering investors quasi-insurance in the form of a “Fed put,” underwrote a “buy the dip” mentality that became ubiquitous.
But the COVID era—both the virus and especially the policy response to it—ultimately sowed enough dislocation to tip the proverbial apple cart. Ironically, it was COVID’s abrupt fade, or rather, its welcome shift to endemic status, that applied the final push. The mass normalization of society, coupled with two years of excessive money supply growth, unleashed the worst inflation in 40 years.
The hallmarks of the prior paradigm—low interest rates, inflation, and growth—bred a certain type of winner. Growth stocks, for instance, dominated value, and large likewise trumped small; in the 13 calendar years from 2009 through 2021, growth and large outperformed their counterparts 10 times each. Growth outperformed value by 650 basis points annually (the Russell 3000 Growth Index returned 19.1%; its value counterpart returned 12.6%), while large outpaced small by 230 basis points annually (the Russell 1000 and Russell 2000 returned 16.1% and 13.8%, respectively). The ultimate winners were Big Tech stocks; the ascendance of
Apple, Amazon, Alphabet, Meta, and Netflix—the so-called FAANG stocks—explains much of this large growth stock phenomenon.
A new paradigm would upend this dynamic, as investors migrate from yesterday’s darlings to fresh leadership. Over the past year, FAANG stocks indeed struggled; Netflix (–61%), Meta (–60%), Amazon (–31%), and Alphabet (–28%) all badly lagged, with only Apple (–2%) holding its ground. That said, picking the next winners is never straightforward. Despite largely avoiding the FAANG collapses, the fund still struggled in relative terms due to its own idiosyncratic miscues. Energy and defensive sectors outperformed during the fiscal year, as did value. Other than several biopharmaceutical companies, our differentiated holdings generally failed to deliver.
But tomorrow’s longer-term winners are, as always, uncertain. The contours of this potential new paradigm have yet to take shape. Rapidly rising rates tend to break things, and we expect wreckage if the Fed perseveres. But eventually we believe a less Fed-centric market will arise, one where fundamentals and valuations feature more prominently than last decade’s artificial backstop. We are optimistic our holdings’ promising long-term fundamentals and attractive valuations will benefit from this evolution.
Conclusion
Our investment approach is vulnerable to extended periods of underperformance;
4

mistakes and misfortune sometimes conspire, and the COVID era included plenty of both. But we have high conviction much better days are ahead, and we see in the current market reckoning a paradigm shift may be underway. We believe the fund is well positioned, and we are also searching for new opportunities amid the market carnage.
PRIMECAP Management Company
October 13, 2022
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended September 30, 2022
PRIMECAP Core Fund	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$821.40	$2.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.33
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
7

PRIMECAP Core Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
PRIMECAP Core Fund	-15.92%	7.24%	12.33%	$31,993
MSCI US Prime Market 750 Index	-17.32	9.12	11.67	30,161
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.05	8.48	11.28	29,120
See Financial Highlights for dividend and capital gains information.
8

PRIMECAP Core Fund
Fund Allocation
As of September 30, 2022
Communication Services	6.1%
Consumer Discretionary	10.6
Consumer Staples	0.7
Energy	3.5
Financials	9.3
Health Care	29.9
Industrials	14.6
Information Technology	23.0
Materials	2.2
Real Estate	0.1
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

PRIMECAP Core Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (94.8%)
Communication Services (5.8%)
*	Alphabet Inc. Class A	1,808,000	172,935
*	Alphabet Inc. Class C	1,398,740	134,489
*	T-Mobile US Inc.	488,657	65,563
*	Walt Disney Co.	604,835	57,054
	Activision Blizzard Inc.	651,950	48,466
	Nintendo Co. Ltd.	507,500	20,470
*	Meta Platforms Inc. Class A	149,200	20,243
	Electronic Arts Inc.	154,850	17,918
*	Charter Communications Inc. Class A	41,450	12,574
	Comcast Corp. Class A	178,538	5,236
*	Altice USA Inc. Class A	688,200	4,012
*	Netflix Inc.	7,300	1,719
			560,679
Consumer Discretionary (10.0%)
	Sony Group Corp. ADR	1,865,200	119,466
*	Mattel Inc.	6,082,651	115,205
	TJX Cos. Inc.	1,604,600	99,678
	Whirlpool Corp.	713,804	96,228
	Ross Stores Inc.	1,049,390	88,432
*	CarMax Inc.	1,162,790	76,767
*	Alibaba Group Holding Ltd. ADR	864,700	69,167
*	Tesla Inc.	239,400	63,501
*	Dollar Tree Inc.	347,200	47,254
*	Royal Caribbean Cruises Ltd.	797,400	30,222
	Marriott International Inc. Class A	184,290	25,826
	Newell Brands Inc.	1,670,000	23,196
	Bath & Body Works Inc.	584,300	19,048
*	Capri Holdings Ltd.	446,363	17,158
*	Victoria's Secret & Co.	561,433	16,349
	McDonald's Corp.	53,000	12,229
	Restaurant Brands International Inc.	151,200	8,041
*	Leslie's Inc.	511,100	7,518
*	Burlington Stores Inc.	62,500	6,993
	Lowe's Cos. Inc.	30,000	5,634
*	Carnival Corp.	632,100	4,444
*	O'Reilly Automotive Inc.	4,300	3,024
*	Las Vegas Sands Corp.	79,600	2,987
	MGM Resorts International	95,000	2,823
*	AutoZone Inc.	1,055	2,260
	Hilton Worldwide Holdings Inc.	13,800	1,665
*	Amazon.com Inc.	14,500	1,639
		Shares	Market Value• ($000)
*	Norwegian Cruise Line Holdings Ltd.	68,440	778
			967,532
Consumer Staples (0.7%)
*	BJ's Wholesale Club Holdings Inc.	306,600	22,323
	Sysco Corp.	238,500	16,864
	Tyson Foods Inc. Class A	187,700	12,375
	Altria Group Inc.	248,924	10,052
	Mowi ASA	157,000	1,997
	Philip Morris International Inc.	15,500	1,287
	Kroger Co.	25,000	1,094
	Constellation Brands Inc. Class A	4,400	1,011
			67,003
Energy (3.4%)
	Pioneer Natural Resources Co.	694,173	150,309
	EOG Resources Inc.	333,221	37,231
	Valero Energy Corp.	311,900	33,326
	Coterra Energy Inc.	1,037,050	27,088
	Hess Corp.	236,000	25,722
	Cameco Corp.	962,800	25,524
*	Southwestern Energy Co.	2,000,000	12,240
*	TechnipFMC plc	649,500	5,495
*	Transocean Ltd. (XNYS)	1,237,200	3,056
	Schlumberger NV	50,700	1,820
	Technip Energies NV	7,820	88
			321,899
Financials (8.8%)
	Raymond James Financial Inc.	1,808,560	178,722
	Wells Fargo & Co.	4,099,400	164,878
	JPMorgan Chase & Co.	1,356,146	141,717
	Northern Trust Corp.	1,088,650	93,145
	Goldman Sachs Group Inc.	278,200	81,526
	Discover Financial Services	547,281	49,759
	Evercore Inc. Class A	505,900	41,610
	US Bancorp	568,300	22,914
	Charles Schwab Corp.	229,034	16,461
	Progressive Corp.	138,300	16,072
	CME Group Inc.	80,450	14,250
	Bank of America Corp.	464,059	14,015
	Marsh & McLennan Cos. Inc.	58,812	8,780
	Morgan Stanley	53,100	4,195
			848,044
10

PRIMECAP Core Fund
		Shares	Market Value• ($000)
Health Care (28.3%)
	Eli Lilly & Co.	2,290,682	740,692
	Amgen Inc.	1,459,470	328,965
*	Biogen Inc.	1,184,827	316,349
	AstraZeneca plc ADR	5,656,820	310,220
	Thermo Fisher Scientific Inc.	357,340	181,239
	Bristol-Myers Squibb Co.	1,862,280	132,390
	Novartis AG ADR	1,740,270	132,278
*	Boston Scientific Corp.	2,998,230	116,121
	Roche Holding AG	220,493	71,778
	CVS Health Corp.	653,900	62,362
	Zimmer Biomet Holdings Inc.	552,950	57,811
*	Elanco Animal Health Inc. (XNYS)	4,366,091	54,183
*	LivaNova plc	730,300	37,077
	Abbott Laboratories	332,870	32,209
	Agilent Technologies Inc.	261,350	31,767
*	BioMarin Pharmaceutical Inc.	288,770	24,479
*	Illumina Inc.	93,790	17,894
[1]	Siemens Healthineers AG	358,975	15,398
*	IQVIA Holdings Inc.	84,222	15,256
	Stryker Corp.	55,820	11,306
	Humana Inc.	17,844	8,658
	Alcon Inc.	125,260	7,288
	Sanofi ADR	135,300	5,144
	Danaher Corp.	19,140	4,944
	Medtronic plc	59,600	4,813
	UnitedHealth Group Inc.	8,489	4,287
*	Waters Corp.	10,431	2,811
*	Zimvie Inc.	31,040	306
			2,728,025
Industrials (13.8%)
*	Southwest Airlines Co.	6,583,969	203,050
	AECOM	2,810,300	192,140
	Siemens AG (Registered)	1,538,528	150,380
	FedEx Corp.	988,800	146,807
	Jacobs Solutions Inc.	952,595	103,347
	United Parcel Service Inc. Class B	497,900	80,431
	Airbus SE	626,409	53,997
*	United Airlines Holdings Inc.	1,465,340	47,668
*	Delta Air Lines Inc.	1,531,940	42,986
	TransDigm Group Inc.	81,850	42,957
	General Dynamics Corp.	156,800	33,268
	Textron Inc.	529,060	30,823
	Caterpillar Inc.	186,740	30,640
	Union Pacific Corp.	149,500	29,126
*	American Airlines Group Inc.	2,199,000	26,476
*	XPO Logistics Inc.	396,200	17,639
	Carrier Global Corp.	462,500	16,446
	Deere & Co.	35,670	11,910
	JB Hunt Transport Services Inc.	71,500	11,184
*	GXO Logistics Inc.	270,600	9,487
	Otis Worldwide Corp.	145,500	9,283
	CSX Corp.	339,000	9,031
*	Saia Inc.	45,300	8,607
	Science Applications International Corp.	80,000	7,074
	L3Harris Technologies Inc.	34,000	7,066
	Rockwell Automation Inc.	25,650	5,518
	Pentair plc	87,100	3,539
		Shares	Market Value• ($000)
	AMETEK Inc.	10,000	1,134
	Old Dominion Freight Line Inc.	4,500	1,119
			1,333,133
Information Technology (21.8%)
	Microsoft Corp.	1,197,400	278,874
	Texas Instruments Inc.	1,516,500	234,724
	KLA Corp.	643,100	194,621
	Intel Corp.	6,280,480	161,848
*	Flex Ltd.	8,416,200	140,214
	Applied Materials Inc.	1,088,500	89,181
	Micron Technology Inc.	1,715,860	85,965
	Intuit Inc.	181,550	70,318
	HP Inc.	2,643,223	65,869
	Analog Devices Inc.	456,700	63,637
	QUALCOMM Inc.	557,340	62,968
	Visa Inc. Class A	353,100	62,728
	Oracle Corp.	995,050	60,768
	Hewlett Packard Enterprise Co.	4,903,608	58,745
	ASML Holding NV GDR (Registered)	130,000	53,995
	NetApp Inc.	768,000	47,501
	Telefonaktiebolaget LM Ericsson ADR	8,229,045	47,235
	Apple Inc.	337,000	46,573
*	Adobe Inc.	159,100	43,784
	Cisco Systems Inc.	973,100	38,924
*	Keysight Technologies Inc.	168,600	26,531
	Corning Inc.	905,200	26,269
	Fidelity National Information Services Inc.	323,300	24,432
	Jabil Inc.	401,500	23,171
*	PayPal Holdings Inc.	243,650	20,971
*	WEX Inc.	152,080	19,305
	Mastercard Inc. Class A	52,900	15,042
	Teradyne Inc.	167,040	12,553
*	Western Digital Corp.	354,400	11,536
*	BlackBerry Ltd.	1,276,500	5,999
	NVIDIA Corp.	44,880	5,448
*	Ciena Corp.	57,000	2,304
			2,102,033
Materials (2.1%)
	Albemarle Corp.	377,465	99,817
	Glencore plc	8,026,481	42,179
	DuPont de Nemours Inc.	331,300	16,698
	Corteva Inc.	285,193	16,299
	Freeport-McMoRan Inc.	383,200	10,473
	Dow Inc.	238,000	10,455
	Linde plc	9,200	2,480
	Greif Inc. Class B	25,000	1,520
			199,921
Real Estate (0.1%)
	American Homes 4 Rent Class A	222,000	7,284
Total Common Stocks (Cost $4,960,150)			9,135,553

11

PRIMECAP Core Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (5.3%)
Money Market Fund (5.3%)
[2]	Vanguard Market Liquidity Fund, 2.828% (Cost $508,496)	5,086,599	508,508
Total Investments (100.1%) (Cost $5,468,646)			9,644,061
Other Assets and Liabilities—Net (-0.1%)			(5,254)
Net Assets (100%)			9,638,807
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $15,398,000, representing 0.2% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
12

PRIMECAP Core Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,960,150)	9,135,553
Affiliated Issuers (Cost $508,496)	508,508
Total Investments in Securities	9,644,061
Investment in Vanguard	389
Receivables for Investment Securities Sold	2,249
Receivables for Accrued Income	11,515
Receivables for Capital Shares Issued	1,306
Total Assets	9,659,520
Liabilities
Payables for Investment Securities Purchased	9,339
Payables to Investment Advisor	8,104
Payables for Capital Shares Redeemed	2,656
Payables to Vanguard	614
Total Liabilities	20,713
Net Assets	9,638,807
At September 30, 2022, net assets consisted of:

Paid-in Capital	4,719,840
Total Distributable Earnings (Loss)	4,918,967
Net Assets	9,638,807

Net Assets
Applicable to 363,915,476 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,638,807
Net Asset Value Per Share	$26.49

See accompanying Notes, which are an integral part of the Financial Statements.
13

PRIMECAP Core Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Dividends[1]	172,270
Interest[2]	4,109
Securities Lending—Net	70
Total Income	176,449
Expenses
Investment Advisory Fees—Note B	35,174
The Vanguard Group—Note C
Management and Administrative	16,166
Marketing and Distribution	697
Custodian Fees	309
Auditing Fees	27
Shareholders’ Reports	74
Trustees’ Fees and Expenses	4
Other Expenses	14
Total Expenses	52,465
Net Investment Income	123,984
Realized Net Gain (Loss)
Investment Securities Sold[2]	682,000
Foreign Currencies	4
Realized Net Gain (Loss)	682,004
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(2,632,306)
Foreign Currencies	(191)
Change in Unrealized Appreciation (Depreciation)	(2,632,497)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,826,509)
1	Dividends are net of foreign withholding taxes of $3,407,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,109,000, ($59,000), $10,000, and ($83,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
14

PRIMECAP Core Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	123,984	87,492
Realized Net Gain (Loss)	682,004	888,632
Change in Unrealized Appreciation (Depreciation)	(2,632,497)	2,245,908
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,826,509)	3,222,032
Distributions
Total Distributions	(814,697)	(791,131)
Capital Share Transactions
Issued	609,191	1,427,812
Issued in Lieu of Cash Distributions	650,830	655,544
Redeemed	(1,035,560)	(2,140,054)
Net Increase (Decrease) from Capital Share Transactions	224,461	(56,698)
Total Increase (Decrease)	(2,416,745)	2,374,203
Net Assets
Beginning of Period	12,055,552	9,681,349
End of Period	9,638,807	12,055,552

See accompanying Notes, which are an integral part of the Financial Statements.
15

PRIMECAP Core Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.78	$27.08	$27.08	$29.92	$26.33
Investment Operations
Net Investment Income[1]	.339	.243	.398	.391	.314
Net Realized and Unrealized Gain (Loss) on Investments	(5.312)	8.746	1.553	(1.020)	4.379
Total from Investment Operations	(4.973)	8.989	1.951	(.629)	4.693
Distributions
Dividends from Net Investment Income	(.236)	(.357)	(.388)	(.322)	(.287)
Distributions from Realized Capital Gains	(2.081)	(1.932)	(1.563)	(1.889)	(.816)
Total Distributions	(2.317)	(2.289)	(1.951)	(2.211)	(1.103)
Net Asset Value, End of Period	$26.49	$33.78	$27.08	$27.08	$29.92
Total Return[2]	-15.92%	34.71%	7.02%	-1.06%	18.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,639	$12,056	$9,681	$10,655	$11,654
Ratio of Total Expenses to Average Net Assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of Net Investment Income to Average Net Assets	1.08%	0.76%	1.52%	1.48%	1.13%
Portfolio Turnover Rate	6%	8%	8%	7%	9%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
16

PRIMECAP Core Fund
Notes to Financial Statements
Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more
17

PRIMECAP Core Fund
or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
18

PRIMECAP Core Fund
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2022, the investment advisory fee represented an effective annual basic rate of 0.31% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $389,000, representing less than 0.01% of the fund’s net assets and 0.16% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,779,266	356,287	—	9,135,553
Temporary Cash Investments	508,508	—	—	508,508
Total	9,287,774	356,287	—	9,644,061
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,
19

PRIMECAP Core Fund
permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	27,731
Total Distributable Earnings (Loss)	(27,731)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	100,585
Undistributed Long-Term Gains	644,715
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,173,667
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	105,812	124,588
Long-Term Capital Gains	708,885	666,543
Total	814,697	791,131
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,470,328
Gross Unrealized Appreciation	4,852,412
Gross Unrealized Depreciation	(678,680)
Net Unrealized Appreciation (Depreciation)	4,173,732
F.	During the year ended September 30, 2022, the fund purchased $663,868,000 of investment securities and sold $1,168,246,000 of investment securities, other than temporary cash investments.
20

PRIMECAP Core Fund
G.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	19,092	43,207
Issued in Lieu of Cash Distributions	20,256	22,897
Redeemed	(32,307)	(66,768)
Net Increase (Decrease) in Shares Outstanding	7,041	(664)
H.	Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard PRIMECAP Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard PRIMECAP Core Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
November 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $105,811,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $732,343,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $1,459,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
23

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q12200 112022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)           Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2022: $58,000
Fiscal Year Ended September 30, 2021: $61,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2022: $10,494,508
Fiscal Year Ended September 30, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)           Audit-Related Fees.

Fiscal Year Ended September 30, 2022: $2,757,764
Fiscal Year Ended September 30, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)           Tax Fees.

Fiscal Year Ended September 30, 2022: $5,202,689
Fiscal Year Ended September 30, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)           All Other Fees.

Fiscal Year Ended September 30, 2022: $298,000
Fiscal Year Ended September 30, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2022: $5,500,689
Fiscal Year Ended September 30, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2022

VANGUARD FENWAY FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.